1 TENTH AMENDMENT TO LEASE AGREEMENT This Tenth Amendment to Lease Agreement (this “Amendment”) is between University Research Park, Incorporated, a Wisconsin nonstock corporation (“Landlord”) and Arrowhead Madison Inc., a Delaware corporation (“Tenant”) and is dated as of _____________ ___, 2023. RECITALS A. Landlord and Tenant are parties to that certain Lease Agreement concerning approximately 110,799 rentable square feet and located in 500, 502, and 504 South Rosa Road, Madison, WI and dated as of January 8, 2016, as amended by that certain First Amendment to Lease Agreement dated October 22, 2018, that certain Second Amendment to Lease Agreement dated January 10, 2019, that certain Third Amendment to Lease Agreement dated January 11, 2019, that certain Fourth Amendment to Lease Agreement dated September 19, 2019, that certain Fifth Amendment to Lease Agreement dated as of May 14, 2020, that certain Sixth Amendment to Lease Agreement dated as of November 23, 2020, that certain Seventh Amendment to Lease Agreement dated as of December 9, 2020, that certain Eighth Amendment to Lease Agreement dated August 26, 2022, and that certain Ninth Amendment to Lease Agreement dated April 3, 2023 (collectively, the “Original Lease”). The Original Lease and this Amendment are together referred to herein as the “Lease.” B. Landlord and Tenant wish to amend the Lease to establish as more particularly set forth in this Amendment. AGREEMENTS NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows: 1. Defined Terms. Terms that are not defined in this Amendment (including the attached exhibits) but are defined in the Original Lease have the meanings given in the Original Lease. 2. Amendment of Lease. The Lease is hereby amended as follows: a. Boiler Replacement. Notwithstanding the provisions of Sections 3.1 and 3.2 of the Original Lease, Landlord and Tenant agree to accomplish the replacement of the boiler located on the portion of the Leased Premises addressed as 502 South Rosa Road (“Boiler”) as follows: i. Tenant agrees to cause its contractors, including J.F. Ahern Co., to perform the work described in the scope of work dated April 25, 2023 and attached hereto as Exhibit A and the plans and specifications attached hereto in Exhibit C in a workmanlike fashion and in accord with relevant law and regulation (the “Boiler Replacement”). The Boiler Replacement is further defined to include coordination between all necessary contractors in addition to J.F. Ahern Co. which are required to either effect the Boiler Replacement or restore any damage DocuSign Envelope ID: E0709DDA-4BD2-4E8E-85EE-DABF6F11D497 28June

2 caused thereby. Any and all repairs to or additional maintenance of Landlord’s Property or the Leased Premises necessitated by the Boiler Replacement, which are not covered by a warranty from any contractor or supplier and for which Landlord is responsible for making payment, may be included as Common Area charges pursuant to Section 5.5 of the Lease (except to the extent any such repairs and maintenance are excluded from Common Area Expenses under Exhibit E of the Lease, in which event those shall be at Landlord’s sole cost and expense). A certificate of insurance from the contractor performing the work is attached hereto as Exhibit B, and Landlord acknowledges it has reviewed and approved the contractor’s insurance. ii. Tenant shall make initial payment for any and all costs and expenses associated with the Boiler Replacement (the “Boiler Replacement Costs”), in accordance with and as generally specified in the contractor’s proposal at Exhibit A. iii. Upon substantial completion of the Boiler Replacement pursuant to the scope of work at Exhibit A and the plans and specifications at Exhibit C, Tenant will invoice Landlord (with supporting documentation, including copies of any building permits, itemized actual construction costs, and any certificates of substantial completion or occupancy permits) for 72.5% of the total Boiler Replacement Costs, which shall include the $50,000 Tenant Improvement allowance for boiler replacement described in the fourth paragraph of Section 1(g) of the Second Amendment to Lease Agreement (the “Landlord’s Boiler Costs”), which will be payable within 30 days of receipt. iv. Landlord consents to the plans and specifications for the Boiler Replacement as described in Exhibits A and C hereto. Landlord reserves the right to review and approve or deny plans and specifications for the Boiler Replacement that differ materially from the scope, details, plans and specifications set forth in Exhibits A and C. Tenant must provide any such modified scope, plans, and specifications to Landlord for written approval (including email), and if Landlord has neither approved nor denied the plans and specifications within five (5) business days following their submission, then the same will be deemed approved. b. Repayment Upon Extension. During any Extended Term elected by Tenant under the Lease, Landlord may include the Landlord’s Boiler Costs (in equal monthly installments and only for the remainder of the Boiler’s useful life) as a Common Area charge pursuant to Section 5.5 of the Lease. Landlord and Tenant agree that the useful life of the Boiler Replacement shall be thirty (30) years from the date placed in service, which shall be targeted for July 2023. DocuSign Envelope ID: E0709DDA-4BD2-4E8E-85EE-DABF6F11D497

3 3. Effect. Except as amended by this Amendment, all of the terms, covenants, conditions, provisions, and agreements of the Original Lease remain in full force and effect. The provisions of this Amendment supersede and control over any conflicting provisions in the Original Lease. 4. Estoppel. Tenant and Landlord hereby represent and warrant that, as of the date hereof (to the best of their actual knowledge with respect to items (b) and (c)), (a) the Lease is in full force and effect and has not been modified or amended, except as set forth herein, (b) neither Tenant nor Landlord is in default under the Lease nor does Tenant or Landlord have any knowledge of any event which with the giving of notice and passage of time would result in a default, and (c) Landlord and Tenant have performed all obligations on each of their respective parts under the Lease, and neither Party has any claims against the other Party, including any claims of offset against any rent or other sums payable by Tenant under the Lease. 5. Miscellaneous. This Amendment, including Exhibits A through C which are incorporated into this Amendment by this reference, and the Lease embodies the entire agreement between the parties as to its subject matter and supersedes any prior discussions with respect thereto. There are no agreements or understandings between the parties with respect to the subject matter of this Amendment not set forth in this Amendment or the Lease. This Amendment cannot be modified except by a writing signed by both parties. 6. Signing and Delivery. This Amendment will be effective only when both Landlord and Tenant have signed and delivered it. Landlord’s submission of an unsigned copy of this Amendment to Tenant for evaluation, negotiation, or signature by Tenant will not constitute signature of this Amendment by Landlord or otherwise bind Landlord, regardless of whether the cover letter or email transmitting that copy of this Amendment is signed or contains words of approval. This Amendment may be signed in counterparts and, when counterparts of this Amendment have been signed and delivered by the required parties as provided in this section, this Amendment will be fully binding and effective, just as if both of the parties had signed and delivered a single counterpart of this Amendment. Any counterpart transmitted by facsimile or email shall, in all cases, be deemed an original signature. [Signature page follows] DocuSign Envelope ID: E0709DDA-4BD2-4E8E-85EE-DABF6F11D497

4 IN WITNESS WHEREOF, this Tenth Amendment to Lease is signed by the parties as of the date set forth above. Landlord: UNIVERSITY RESEARCH PARK, INCORPORATED By: _______________________________ Aaron Olver, Assistant Secretary/Treasurer Tenant: ARROWHEAD MADISON INC. By: _______________________________ Kenneth A. Myszkowski, CFO The undersigned Guarantor consents to the terms of this Tenth Amendment to Lease Agreement and agrees that, except as limited by the First Amendment to Lease Agreement dated October 22, 2018 with respect to that portion of the guaranty related to the Note (as defined in the First Amendment), the Guaranty Agreement dated January 8, 2016 remains in full force and effect (and to the extent previously terminated, is hereby reinstated) with respect to the full, and prompt payment and performance of all obligations of Tenant under the Lease, including, without limitation, as amended pursuant to this Tenth Amendment to Lease Agreement. ARROWHEAD PHARMACEUTICALS, INC. (f/k/a ARROWHEAD RESEARCH CORPORATION) By: _______________________________ Kenneth A. Myszkowski, CFO DocuSign Envelope ID: E0709DDA-4BD2-4E8E-85EE-DABF6F11D497

EXHIBIT A Proposal from J.F. Ahern Co. dated April 25, 2023 See attached. DocuSign Envelope ID: E0709DDA-4BD2-4E8E-85EE-DABF6F11D497

EXHIBIT B J.F. Ahern Certificate of Insurance See attached. DocuSign Envelope ID: E0709DDA-4BD2-4E8E-85EE-DABF6F11D497

EXHIBIT C Plans and Specifications See attached. DocuSign Envelope ID: E0709DDA-4BD2-4E8E-85EE-DABF6F11D497